EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Lab123, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ernest Azua, Executive Vice President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by this report.

Dated: June 19, 2007	By:	/s/ Ernest Azua
Ernest Azua
Executive Vice President (Principal Executive Officer)